CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Exhibit 10.11(r)

EXECUTION COPY

SERIES 2019-ONE INDENTURE SUPPLEMENT

Dated as of June 12, 2019

to

MASTER INDENTURE

Dated as of February 8, 2017

Series 2019-One Asset Backed Notes

$115,789,000 Class A Asset Backed Notes

$63,158,000 Class B Asset Backed Notes

$10,527,000 Class C Asset Backed Notes

$10,526,000 Class D Asset Backed Notes

PERIMETER MASTER NOTE BUSINESS TRUST

SERIES 2019-ONE

among

PERIMETER MASTER NOTE BUSINESS TRUST

Issuer

ACCESS FINANCING, LLC

Servicer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

on behalf of the Series 2019-One Noteholders

EXHIBITS

Exhibit A     Form of Class A Rule 144 A Global Note

Exhibit B     Form of Class B Rule 144 A Global Note

Exhibit C     Form of Class C Rule 144 A Global Note

Exhibit D     Form of Class D Rule 144 A Global Note

Exhibit E     Form of Monthly Servicer Statement

SERIES 2019-ONE INDENTURE SUPPLEMENT, dated as of June 12, 2019 (this “Supplement”), among PERIMETER MASTER NOTE BUSINESS TRUST, a business trust organized and existing under the laws of the State of Nevada (the “Issuer”), ACCESS FINANCING, LLC, a Georgia limited liability company, as servicer (together with its successors and permitted assigns, the “Servicer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Indenture Trustee (together with its successors in the trusts thereunder as provided in the Indenture, the “Indenture Trustee”) under the Master Indenture dated as of February 8, 2017 (the “Indenture”) among the Issuer, the Servicer and the Indenture Trustee.

Section 2.10 of the Indenture provides that the Issuer may, pursuant to one or more Indenture Supplements, direct the Indenture Trustee, on behalf of the Issuer, to issue one or more Series of Notes and to set forth the Principal Terms of such Series.

Pursuant to the Indenture and this Supplement, the Issuer and the Indenture Trustee shall create a new Series of Notes and specify the Principal Terms thereof.

ARTICLE I

Creation of the Series 2019-One Notes.

Section 1.01.     Designation.

(a)     There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Supplement to be known as the “Perimeter Master Note Business Trust, Series 2019-One Notes” or the “Series 2019-One Notes.” The Series 2019-One Notes shall be issued in four Classes, the first of which shall be known as the “Class A Series 2019-One Asset Backed Notes,” the second of which shall be known as the “Class B Series 2019-One Asset Backed Notes,” the third of which shall be known as the “Class C Series 2019-One Asset Backed Notes” and the fourth of which shall be known as the “Class D Series 2019-One Asset Backed Notes.” The Series 2019-One Notes shall be due and payable on the Stated Maturity Date.

(b)     In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall be controlling.

(c)     The Indenture Trustee, the Paying Agent, the Note Registrar, the Transferor, the Issuer and any agent of any of them shall prior to due presentation of a Registered Note for registration of transfer, treat the Person in whose name any Registered Note is registered as the owner of such Registered Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever and, none of the Indenture Trustee, the Paying Agent, the Note Registrar, the Transferor, the Issuer or any agent of any of them shall be affected by any notice to the contrary.

ARTICLE II

Definitions

Section 2.01.     Definitions.

(a)     All capitalized terms used but not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement (including by way of reference to other documents). Each capitalized term defined herein shall relate only to the Series 2019-One Notes and no other Series of Notes issued by the Issuer. Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Administrative Redemption” shall mean a redemption of the Series 2019-One Notes as specified in subsection 7.01(a).

“Allocation Amount” shall mean, as of any date, an amount equal to (a) the Initial Note Principal Balance, minus (b) the total amount of principal payments made on the Series 2019-One Notes prior to such date minus (c) the excess, if any, of (i) the total amount of Reduction Amounts for all Distribution Dates prior to such date and Reallocated Principal Collections that under subsections 4.06(b) through (d) were used prior to such date to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount over (ii) such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.04(a)(vii)(A) prior to such date, provided that the Allocation Amount shall not be less than zero.

“Available Finance Charge Collections” shall mean an amount equal to, with respect to any Monthly Period, the product of (i) the Floating Allocation Percentage for such Monthly Period and (ii) the Series 2019-One Allocable Finance Charge Collections for such Monthly Period.

“Available Principal Collections” shall mean an amount equal to, with respect to any Monthly Period, (i) the product of (a) the Fixed/Floating Allocation Percentage for such Monthly Period and (b) Series 2019-One Allocable Principal Collections minus (ii) the Transferor Available Principal Collections and Reallocated Principal Collections with respect to such Monthly Period that pursuant to Section 4.06 are required to fund the Class A Required Amount, the Class B Required Amount, the Class C Required Amount or the Class D Required Amount for such Monthly Period plus (iii) any other amounts which pursuant to subsection 4.04(a) are to be treated as Available Principal Collections for such Monthly Period.

“Average Principal Receivables” shall mean, for any period, the sum of the Principal Receivables for each day in such period divided by the number of days in such period.

“Backup Servicer” shall mean the entity designated by the Servicer to be a backup servicer under a backup servicing agreement pursuant to a notice provided to the Indenture Trustee.

“Backup Servicing Fee” shall mean the fee payable pursuant to a backup servicing agreement entered into by the Servicer, the Issuer, the Backup Servicer and the Indenture Trustee.

“Capped Program Expenses” shall mean, for any Distribution Date, the sum of (i) an amount not to exceed $50,000 per year beginning on the Closing Date and ending on each anniversary thereof, equal to the Program Expenses owed to the Owner Trustee and (ii) an amount not to exceed $50,000 per year beginning on the Closing Date and ending on each anniversary thereof, equal to the Program Expenses owed to the Indenture Trustee.

“Charge-Off Rate” shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the aggregate outstanding principal balance of all Receivables that became Defaulted Receivables during such Monthly Period net of Recoveries and (b)  the denominator of which is the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period.

“Class A Additional Interest” shall have the meaning specified in subsection 4.02(a).

“Class A Initial Note Principal Balance” shall mean $115,789,000.

“Class A Interest Shortfall” shall have the meaning specified in subsection 4.02(a).

“Class A Monthly Interest” shall have the meaning specified in subsection 4.02(a).

“Class A Noteholder” shall mean the Person in whose name a Class A Note is registered in the Note Register.

“Class A Note Interest Rate” shall mean, for any Interest Period for the Class A Notes, a per annum rate of [*****]%.

“Class A Note Principal Balance” shall mean, on any date, the Class A Initial Note Principal Balance, minus the total amount of principal payments made on the Class A Notes on or prior to such date.

“Class A Notes” shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A.

“Class A Required Amount” shall have the meaning specified in subsection 4.03(a).

“Class B Additional Interest” shall have the meaning specified in subsection 4.02(b).

“Class B Initial Note Principal Balance” shall mean $63,158,000.

“Class B Interest Shortfall” shall have the meaning specified in subsection 4.02(b).

“Class B Monthly Interest” shall have the meaning specified in subsection 4.02(b).

“Class B Noteholder” shall mean the Person in whose name a Class B Note is registered in the Note Register.

“Class B Note Interest Rate” shall mean, for any Interest Period for the Class B Notes, a per annum rate of [*****]%.

“Class B Note Principal Balance” shall mean, on any date, the Class B Initial Note Principal Balance, minus the total amount of principal payments made on the Class B Notes on or prior to such date.

“Class B Notes” shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit B.

“Class B Required Amount” shall have the meaning specified in subsection 4.03(b).

“Class C Additional Interest” shall have the meaning specified in subsection 4.02(c).

“Class C Initial Note Principal Balance” shall mean $10,527,000.

“Class C Interest Shortfall” shall have the meaning specified in subsection 4.02(c).

“Class C Monthly Interest” shall have the meaning specified in subsection 4.02(c).

“Class C Noteholder” shall mean the Person in whose name a Class C Note is registered in the Note Register.

“Class C Note Interest Rate” shall mean, for any Interest Period for the Class C Notes, a per annum rate of [*****]%.

“Class C Note Principal Balance” shall mean, on any date, the Class C Initial Note Principal Balance, minus the total amount of principal payments made on the Class C Notes on or prior to such date.

“Class C Notes” shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit C.

“Class C Required Amount” shall have the meaning specified in subsection 4.03(c).

“Class D Additional Interest” shall have the meaning specified in subsection 4.02(d).

“Class D Initial Note Principal Balance” shall mean $10,526,000.

“Class D Interest Shortfall” shall have the meaning specified in subsection 4.02(d).

“Class D Monthly Interest” shall have the meaning specified in subsection 4.02(d).

“Class D Noteholder” shall mean the Person in whose name a Class D Note is registered in the Note Register.

“Class D Note Interest Rate” shall mean, for any Interest Period for the Class D Notes, a per annum rate of [*****]%.

“Class D Note Principal Balance” shall mean, on any date, the Class D Initial Note Principal Balance, minus the total amount of principal payments made on the Class D Notes on or prior to such date.

“Class D Notes” shall mean any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit D.

“Class D Required Amount” shall have the meaning specified in subsection 4.03(d).

“Closing Date” shall mean June 12, 2019.

“Collection Release Conditions” shall mean, on any day, that each of the following is true before and after giving effect to a release of Collections to the Issuer under Section 4.01:

(a) the aggregate unpaid principal balance of all Series of Notes issued under the Indenture or any Indenture Supplement shall not exceed the sum of the Net Eligible Receivables Balance plus the aggregate pre-funding amounts of other Series of Notes issued and outstanding on such date; provided, however, for purposes of this calculation, clause (b) of the definition of Net Eligible Receivables Balance shall be determined as of the last day of the immediately preceding Monthly Period; and

(b) the Transferor Amount on such day is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day).

“Controlled Redemption Commencement Date” shall mean July 15, 2021.

“Controlled Redemption Payment Amount” shall mean, for any Distribution Date during the Controlled Redemption Period, an amount equal to the Controlled Redemption Target Amount for such Distribution Date plus any Controlled Redemption Target Amount previously owed but not distributed on a prior Distribution Date.

“Controlled Redemption Period” shall mean the period commencing at the close of business on May 31, 20121 and ending on the earlier of (a) the commencement of the Early Redemption Period and (b) December 15, 2022.

“Controlled Redemption Target Amount” shall mean, for any Distribution Date during the Controlled Redemption Period, an amount equal to one-eighteenth of the sum of the Class A Initial Note Principal Balance, the Class B Initial Note Principal Balance, the Class C Initial Note Principal Balance and the Class D Initial Note Principal Balance.

“Determination Date” shall mean the third (3rd) Business Day preceding each Distribution Date.

“Distribution Date” shall mean the fifteenth (15th) day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, that the first Distribution Date for Series 2019-One shall be July 15, 2019.

“Early Redemption Event” shall mean any Early Redemption Event specified in Section 5.01 of the Indenture and any Early Redemption Event specified in Section 6.01 hereof.

“Early Redemption Period” shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Redemption Event with respect to Series 2019-One is deemed to have occurred, and ending on the first to occur of (a) the payment in full of the Note Principal Balance or (b) the Stated Maturity Date.

“Excess Concentration Amount” shall have the meaning specified in subsection 10.06(a).

“Excess Spread Percentage” shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to Collections of Finance Charge Receivables minus the Defaulted Amount, in each case for such Monthly Period and (b) the denominator of which is the Average Principal Receivables for such Monthly Period.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as in effect on the date hereof (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official governmental interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Fixed/Floating Allocation Percentage” shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Allocation Amount for Series 2019-One (or, in the case of the first Monthly Period, the Initial Note Principal Balance) plus the Series Adjusted Subordinated Transferor Amount, in each case as of the last day of the immediately preceding Monthly Period and (b) during the Redemption Period, the Series Adjusted Allocation Amount for Series 2019-One plus the Series Adjusted Subordinated Transferor Amount in each case as of the close of business on the date on which the Revolving Period shall have terminated or been suspended, as the case may be, and the denominator of which is the product of (x) the greater of (A) the sum of (i) the total amount of Principal Receivables as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables as of the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date), and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Principal Receivables for all Series of Notes Outstanding on the date of determination, and (y) the Series 2019-One Allocation Percentage as of the last day of the immediately preceding Monthly Period; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Fixed/Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and including such Reset Date to but excluding the earlier of the next such Reset Date, if any, and the last day of such Monthly Period; provided further, that the numerator in clause (b) above shall continue to be the Series Adjusted Allocation Amount for Series 2019-One plus the Series Adjusted Subordinated Transferor Amount in each case as of the close of business on the date on which the Revolving Period shall have terminated unless the Series 2019-One Notes are paid in full on such date; provided further, however, that if Series 2019-One is paired with a Paired Series as provided in Section 9.06 and if an Early Redemption Event (as such term is defined in the Indenture) occurs with respect to the Paired Series, the Issuer may, by written notice to the Indenture Trustee and the Servicer, designate that the numerator in clause (b) above shall be the Series Adjusted Allocation Amount for Series 2019-One plus the Series Adjusted Subordinated Transferor Amount as of the close of business of the last day of the revolving period for such Paired Series.

“Floating Allocation Percentage” shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Allocation Amount (or in the case of the first Monthly Period, the Initial Note Principal Balance) plus, with respect to the allocation of Collections of Finance Charge Receivables only, the Series Adjusted Subordinated Transferor Amount, in each case as of the last day of the immediately preceding Monthly Period and the denominator of which is the product of (x) the Series 2019-One Allocation Percentage with respect to such Monthly Period and (y) the greater of (A) the sum of (i) the total amount of Principal Receivables as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables on the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Finance Charge Receivables for all Series of Notes Outstanding on the date of determination; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date, for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable.

“Indenture Trustee Fee” shall mean an annual fee payable to the Indenture Trustee in the amount of $15,000.

“Initial Note Principal Balance” shall mean $200,000,000.

“Interest Period” shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

“Measurement Date” shall mean, for each Monthly Period, the Determination Date for such Monthly Period.

“Monthly Backup Servicing Fee” shall have the meaning specified in subsection 3.01(b).

“Monthly Interest” shall mean, with respect to any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Class D Monthly Interest for such Distribution Date.

“Monthly Servicer Statement” shall have the meaning specified in subsection 5.02(a)(i).

“Monthly Servicing Fee” shall have the meaning specified in subsection 3.01(a).

“Net Eligible Receivables Balance” shall mean, as of any date of determination, (a) an amount equal to the aggregate amount of Principal Receivables that constitute Eligible Receivables as of such date, minus (b) the aggregate amount of any Excess Concentration Amounts as of such date, plus (c) the aggregate amount of funds on deposit in the Special Funding Account as of such date, plus (d) the aggregate amount of Collections of Principal Receivables on deposit in the Collection Account as of such date.

“Note Principal Balance” shall mean, for any date of determination, the sum of the Class A Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance and the Class D Note Principal Balance.

“Noteholder FATCA Information” shall have the meaning specified in Section 9.05.

“Noteholder Tax Identification Information” shall have the meaning specified in Section 9.05.

“Optional Redemption” shall have the meaning specified in subsection 4.08(a).

“Optional Redemption Date” shall have the meaning specified in subsection 4.08(a).

“Optional Redemption Notice” shall have the meaning specified in subsection 4.08(a).

“Owner Trustee Fee” shall mean an annual fee payable to the Owner Trustee in the amount of $5,500.

“Paired Series” shall have the meaning specified in Section 9.06.

“Payment Date” shall mean, with respect to Series 2019-One, a Distribution Date.

“Principal Payment Rate” shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction the numerator of which is the Collections of Principal Receivables for such Monthly Period and the denominator of which is the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period.

“Program Expenses” shall mean an amount equal to one-twelfth the product of (i) the Floating Allocation Percentage, (ii) the Series 2019-One Allocation Percentage and (iii) indemnification amounts owed to the Indenture Trustee and the Owner Trustee pursuant to the Transaction Documents.

“Program Fees” shall mean, with respect to each Distribution Date occurring in July commencing with the July 2020 Distribution Date, an amount equal to the Indenture Trustee Fee and the Owner Trustee Fee.

“QIBs” shall mean qualified institutional buyers as defined in Rule 144A.

“Reallocated Principal Collections” shall mean, with respect to any Distribution Date, an amount equal to the lesser of (I) the product of (a) the Series 2019-One Allocable Principal Collections deposited in the Collection Account for the related Monthly Period, (b) the Fixed/Floating Allocation Percentage for the related Monthly Period and (c) 42%, and (II) the greater of (x) the sum of the Class B Note Principal Balance, the Class C Note Principal Balance and the Class D Note Principal Balance (prior to any distributions on such Distribution Date), minus the excess, if any, of the total amount of Reduction Amounts for all prior Distribution Dates and the Reallocated Principal Collections that under subsections 4.06(b) through (d) were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount on all prior Distribution Dates over such Reduction Amounts and Reallocated Principal Collections reimbursed pursuant to subsection 4.04(a)(vii)(A) prior to such date and (y) zero.

“Redemption Amount” shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Balance plus the Class D Note Principal Balance plus (ii) the Monthly Interest for such Distribution Date plus any Monthly Interest previously due but not paid plus (iii) Series 2019-One Monthly Fees for such Distribution Date.

“Redemption Period” shall mean, with respect to Series 2019-One, the Controlled Redemption Period or an Early Redemption Period.

“Reduction Amount” shall have the meaning specified in subsection 4.05(b).

“Regulation RR” shall mean Part 244 – Credit Risk Retention (Regulation RR), 12 C.F.R. §§244.1-244.22, as the same may be amended from time to time.

“Reset Date” shall mean each of (a) an Addition Cut-Off Date, (b) the date of any increase or decrease (other than regularly scheduled redemptions or early redemptions but including any optional redemption or limited redemption in the principal balance of the Notes of any Series) in the note principal balance or allocation amount for another variable funding Series and (c) any date on which a new Series is issued.

“Revolving Period” shall mean the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Redemption Period commences and (b) the close of business on the day immediately preceding the day the Early Redemption Period commences.

“Rule 144A” shall mean Rule 144A promulgated under the Securities Act.

“Scheduled Final Payment Date” shall mean (a) with respect to the Class A Notes, May 16, 2022, (b) with respect to the Class B Notes, November 15, 2022 and(c) with respect to the Class C Notes and the Class D Notes, December 15, 2022.

“Series 2019-One” shall mean the Series of Notes the terms of which are specified in this Supplement.

“Series 2019-One Allocable Defaulted Amount” shall mean the Series Allocable Defaulted Amount with respect to Series 2019-One.

“Series 2019-One Allocable Finance Charge Collections” shall mean the Series Allocable Finance Charge Collections with respect to Series 2019-One.

“Series 2019-One Allocable Principal Collections” shall mean the Series Allocable Principal Collections with respect to Series 2019-One.

“Series 2019-One Allocation Percentage” shall mean the Series Allocation Percentage with respect to Series 2019-One.

“Series 2019-One Distribution Account” shall have the meaning set forth in subsection 4.07(a).

“Series 2019-One Monthly Fees” shall mean, with respect to any Distribution Date, the amounts determined pursuant to subsection 4.04(a)(i) and subsection 4.04(a)(ix).

“Series 2019-One Monthly Interest” shall mean the amounts determined pursuant to subsections 4.02(a) through (d).

“Series 2019-One Note” shall mean a Class A Note, a Class B Note, a Class C Note or a Class D Note.

“Series 2019-One Noteholder” shall mean a Class A Noteholder, a Class B Noteholder, a Class C Noteholder or a Class D Noteholder.

“Series Adjusted Allocation Amount” shall have the meaning specified in the Transfer and Servicing Agreement.

“Series Adjusted Subordinated Transferor Amount” shall mean, as of any date, an amount equal to the Series Required Transferor Amount minus (y) the excess, if any, of the total amount of Transferor Reduction Amounts for all prior Distribution Dates and the amounts that under subsection 4.06(a) were used to fund the Class A Required Amount, the Class B Required Amount, the Class C Required Amount and the Class D Required Amount on all prior Distribution Dates over amounts reimbursed pursuant to subsection 4.04(a)(vii)(B) prior to such date.

“Series Allocation Amount” shall mean, for Series 2019-One, the Initial Note Principal Balance minus the total amount of any payments of principal paid on the Series 2019-One Notes at any time other than during an Early Redemption Period; provided, however, that if Series 2019-One is paired with a Paired Series as provided in Section 9.06, then Series Allocation Amount shall mean the Initial Note Principal Balance minus (but only for purposes of the definition of the Series Adjusted Allocation Amount and the Trust Adjusted Allocation Amount used in the definition of Series 2019-One Allocable Finance Charge Collections, Series 2019-One Allocable Defaulted Amount and Floating Allocation Percentage (but only to the extent the definition of Floating Allocation Percentage is used in the definitions of Series Finance Charge Collections and Series Default Amount)) the total amount of principal payments made on the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes; provided further, however, that if Series 2019-One is paired with a Paired Series as provided in Section 9.06 and if an Early Redemption Event (as such term is defined in the Indenture) occurs with respect to the Paired Series, the Issuer may, by written notice to the Indenture Trustee and the Servicer, reduce the Series Allocation Amount (for all purposes of this Supplement, the Indenture and the Transfer and Servicing Agreement) to a lower amount provided that such amount is not less than the greater of (I) the Initial Note Principal Balance minus the total amount of principal payments made on the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes, and (II) the Series Allocation Amount (as such term is defined in the Indenture) for such Paired Series.

“Series Allocation Percentage” shall have the meaning specified in the Transfer and Servicing Agreement.

“Series Default Amount” shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the Series 2019-One Allocable Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

“Series Required Transferor Amount” shall mean, with respect to any date of determination, an amount equal to (a)(i) the sum of the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Note Balance plus the Class D Note Principal Note Balance divided by (ii) 95.0% minus (b) the sum of the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Note Balance plus the Class D Note Principal Note Balance.

“Servicing Fee Rate” shall mean [*****]% per annum.

“Special Payment Date” shall mean each Distribution Date with respect to any Redemption Period.

“Stated Maturity Date” shall mean December 15, 2022.

“Subordinated Transferor Percentage” shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Series Adjusted Subordinated Transferor Amount as of the last day of the preceding Monthly Period (or in the case of the first Monthly Period, the Series Adjusted Subordinated Transferor Amount as of the Closing Date) and the denominator of which is the product of (x) the Series 2019-One Allocation Percentage with respect to such Monthly Period and (y) the product of (I) the greater of (A) the sum of (i) the total amount of Principal Receivables as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables on the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Principal Receivables for all Series of Notes Outstanding and (II) the Series 2019-One Allocation Percentage as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date); provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Subordinated Transferor Percentage shall be recalculated as provided above but as of such Reset Date, for the period from and after the date on which any such Reset Date occurs to but excluding the date, if any, that another such Reset Date occurs or, if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable.

“Three-Month Charge-Off Rate” shall mean, for any Monthly Period, the average of the Charge-Off Rate for such Monthly Period and the two immediately preceding Monthly Periods.

“Three-Month Excess Spread Percentage” shall mean, for any Monthly Period, the average of the Excess Spread Percentages for such Monthly Period and the two immediately preceding Monthly Periods.

“Three-Month Principal Payment Rate” shall mean, for any Monthly Period, the average of the Principal Payment Rate for such Monthly Period and the two immediately preceding Monthly Periods.

“Transferor Available Principal Collections” shall mean, with respect to any Distribution Date, an amount equal to the lesser of (i) the product of (A) the Series 2019-One Allocable Principal Collections deposited in the Collection Account for the related Monthly Period, and (B) the Subordinated Transferor Percentage for such Monthly Period, and (ii) the greater of (A) the Series Adjusted Subordinated Transferor Amount and (B) zero.

“Transferor Percentage” shall mean 100% minus (a) the Floating Allocation Percentage, when used as of any date with respect to Defaulted Receivables or with respect to Collections of Finance Charge Receivables or (b) the Fixed/Floating Allocation Percentage, when used as of any date with respect to Collections of Principal Receivables.

“Transferor Reduction Amounts” shall have the meaning specified in subsection 4.05(a).

“Transferor’s Interest” shall have the meaning specified in Section 10.05.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term “including” means “including without limitation.”

ARTICLE III

Fees

Section 3.01.     Servicing Compensation; Backup Servicing Fee.

(a)     Servicing Fee. The share of the Servicing Fee allocable to the Series 2019-One Noteholders with respect to any Distribution Date (the “Monthly Servicing Fee”) shall mean an amount equal to one-twelfth of the product of (1) the Floating Allocation Percentage, (2) the Series 2019-One Allocation Percentage, (3) the Servicing Fee Rate and (4) the Average Principal Receivables for the related Monthly Period. The remainder of the Servicing Fee, if any, shall be paid by the Issuer or the holders of the Transferor Certificate and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the Indenture Supplements relating to such other Series) and in no event shall the Indenture Trustee or the Series 2019-One Noteholders be liable for the share of the Servicing Fee to be paid by the Issuer or the holders of the Transferor Certificate or the Noteholders of any other Series.

(b)     Backup Servicing Fee. The share of the Backup Servicing Fee allocable to the Series 2019-One Noteholders with respect to any Distribution Date (the “Monthly Backup Servicing Fee”) shall equal the product of (1) the Floating Allocation Percentage, (2) the Series 2019-One Allocation Percentage and (3) the Backup Servicing Fee for the most recent Monthly Period preceding such Distribution Date. The remainder of the Backup Servicing Fee, if any, shall be paid by the Issuer or the holders of the Transferor Certificate and the Noteholders of other Series (as provided in the Transfer and Servicing Agreement and the Indenture Supplements relating to such other Series) and in no event shall the Indenture Trustee or the Series 2019-One Noteholders be liable for the share of the Backup Servicing Fee to be paid by the Issuer or the holders of the Transferor Certificate or the Noteholders of any other Series.

ARTICLE IV

Rights of Series 2019-One Noteholders and
Allocation and Application of Collections

Section 4.01.     Collections and Allocations.

(a)     Allocations. Collections of Finance Charge Receivables and Principal Receivables allocated to Series 2019-One pursuant to Section 4.01 of the Transfer and Servicing Agreement shall be allocated and distributed as set forth in this Article.

(b)     Allocations of Collections to the Issuer. The Servicer shall on any Business Day requested by the Issuer, withdraw from the Collection Account and pay to the Issuer for application as provided in the Trust Agreement the following amounts:

(i)     an amount equal to the Transferor Percentage for the related Monthly Period of Series 2019-One Allocable Finance Charge Collections deposited in the Collection Account but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account and subject to subsection 8.02(e) of the Indenture; and

(ii)     an amount equal to the Transferor Percentage for the related Monthly Period of Series 2019-One Allocable Principal Collections deposited in the Collection Account but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account and subject to subsection 8.02(e) of the Indenture.

The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment for the reassignment of the Receivables pursuant to Section 2.04(c) or Section 2.05 of the Transfer and Servicing Agreement, payment of the purchase price for the Series 2019-One Notes pursuant to Section 8.01 of the Transfer and Servicing Agreement, payment of the Redemption Amount for the Series 2019-One Notes pursuant to Section 7.01 or Section 8.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 5.05 of the Indenture.

(c)     Allocations of Collections to the Series 2019-One Noteholders.

(i) Allocations of Finance Charge Receivables. The Servicer shall, prior to the close of business on any Deposit Date, allocate to Series 2019-One and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage, (B) the Series 2019-One Allocation Percentage, and (C) the aggregate amount of Collections of Finance Charge Receivables received by the Servicer and deposited to the Collection Account with respect to such Deposit Date.

(ii) Allocations of Principal Receivables. The Servicer shall allocate to Series 2019-One the following amounts as set forth below:

(x)     Allocations During the Revolving Period. With respect to any Deposit Date during the Revolving Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage, (II) the Series 2019-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account with respect to such Deposit Date shall be allocated to the Series 2019-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that any such amounts may be withdrawn from the Collections Account and paid to the Issuer for application pursuant to the Trust Agreement, but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account and subject to subsection 8.02(e) of the Indenture.

(y)     Allocations During the Controlled Redemption Period. With respect to any Deposit Date during the Controlled Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 2019-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (such product for any such date, a “Percentage Allocation”) shall be allocated to the Series 2019-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations for the same Monthly Period exceeds the Controlled Redemption Payment Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be paid to the Issuer for application pursuant to the Trust Agreement but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account and subject to subsection 8.02(e) of the Indenture.

(z)     Allocations During the Early Redemption Period. With respect to any Deposit Date during the Early Redemption Period, an amount equal to the product of (I) the Fixed/Floating Allocation Percentage and (II) the Series 2019-One Allocation Percentage and (III) the aggregate amount of Collections of Principal Receivables deposited to the Collection Account with respect to such Deposit Date shall be allocated to the Series 2019-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 2019-One Noteholders, any amounts in excess of such amounts shall be paid to the Issuer for application pursuant to the Trust Agreement, but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account and subject to subsection 8.02(e) of the Indenture.

Section 4.02.     Determination of Monthly Interest.

(a)     The amount of monthly interest (“Class A Monthly Interest”) distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) 30/360, times (B) the Class A Note Interest Rate with respect to the immediately preceding Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the immediately preceding Monthly Period; provided, however, with respect to the July 2019 Distribution Date, the Class A Monthly Interest shall be $[*****].

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class A Interest Shortfall”), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount (“Class A Additional Interest”) equal to the product of (i) (A) 30/360, times (B) the Class A Note Interest Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid on the Class A Notes) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed on the Class A Notes only to the extent permitted by applicable law.

(b)     The amount of monthly interest (“Class B Monthly Interest”) distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amountbequal to the product of (i) (A) 30/360, times (B) the Class B Note Interest Rate with respect to the immediately preceding Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the immediately preceding Monthly Period; provided, however, with respect to the July 2019 Distribution Date, the Class B Monthly Interest shall be $[*****].

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class B Interest Shortfall”), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) (A) 30/360, times (B) the Class B Note Interest Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid on the Class B Notes) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed on the Class B Notes only to the extent permitted by applicable law.

(c)     The amount of monthly interest (“Class C Monthly Interest”) distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) 30/360, times (B) the Class C Note Interest Rate with respect to the immediately preceding Interest Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the immediately preceding Monthly Period; provided, however, with respect to the July 2019 Distribution Date, the Class C Monthly Interest shall be $[*****].

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class C Interest Shortfall”), of (x) the Class C Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount (“Class C Additional Interest”) equal to the product of (i) (A) 30/360, times (B) the Class C Note Interest Rate and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid on the Class C Notes) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed on the Class C Notes only to the extent permitted by applicable law.

(d)     The amount of monthly interest (“Class D Monthly Interest”) distributable from the Collection Account with respect to the Class D Notes on any Distribution Date shall be an amount equal to the product of (i) (A) 30/360, times (B) the Class D Note Interest Rate with respect to the immediately preceding Interest Period and (ii) the Class D Note Principal Balance as of the close of business on the last day of the immediately preceding Monthly Period; provided, however, with respect to the July 2019 Distribution Date, the Class D Monthly Interest shall be $[*****].

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class D Interest Shortfall”), of (x) the Class D Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class D Monthly Interest on such Distribution Date. If the Class D Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class D Interest Shortfall is fully paid, an additional amount (“Class D Additional Interest”) equal to the product of (i) (A) 30/360, times (B) the Class D Note Interest Rate and (ii) such Class D Interest Shortfall (or the portion thereof which has not been paid on the Class D Notes) shall be payable as provided herein with respect to the Class D Notes. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed on the Class D Notes only to the extent permitted by applicable law.

Section 4.03.     Required Amounts.

(a)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class A Required Amount”), if any, by which (x) the amount required pursuant to subsections 4.04(a)(i) and 4.04(a)(ii) for such Distribution Date exceeds (y) the Available Finance Charge Collections for such Distribution Date available to fund such amount. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class A Required Amount on the date of computation.

(b)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class B Required Amount”), if any, by which (x) the amount required pursuant to subsection 4.04(a)(iii) for such Distribution Date exceeds (y) the balance of Available Finance Charge Collections in each case for such Distribution Date available to fund such amount after application of the amounts required pursuant to subsections 4.04(a)(i) and 4.04(a)(ii). In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class B Required Amount on the date of computation.

(c)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class C Required Amount”), if any, by which (x) the amount required pursuant to subsection 4.04(a)(iv) for such Distribution Date exceeds (y) the balance of Available Finance Charge Collections in each case for such Distribution Date available to fund such amount after application of the amounts required pursuant to subsections 4.04(a)(i) through 4.04(a)(iii). In the event that the Class C Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class C Required Amount on the date of computation.

(d)     With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the “Class D Required Amount”), if any, by which (x) the amount required pursuant to subsection 4.04(a)(v) for such Distribution Date exceeds (y) the balance of Available Finance Charge Collections in each case for such Distribution Date available to fund such amount after application of the amounts required pursuant to subsections 4.04(a)(i) through 4.04(a)(iv). In the event that the Class D Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Indenture Trustee of such Class D Required Amount on the date of computation.

Section 4.04.     Application of Available Finance Charge Collections and Available Principal Collections. The Servicer shall apply, or shall cause the Paying Agent to apply by written instruction to the Paying Agent pursuant to the Monthly Servicer Statement, on each Distribution Date, Available Finance Charge Collections and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

(a)     On each Distribution Date, an amount equal to the Available Finance Charge Collections with respect to such Distribution Date will be distributed in the following priority:

(i)     an amount equal to the sum of the Monthly Servicing Fee, the Program Fees, the Capped Program Expenses and the Monthly Backup Servicing Fee, if any, for the related Distribution Date plus the sum of the amount of any Monthly Servicing Fee, the Program Fees, the Capped Program Expenses and any Monthly Backup Servicing Fee previously due but not distributed to the Servicer, the Owner Trustee, the Indenture Trustee or the Backup Servicer, if any respectively, on a prior Distribution Date, shall be distributed, pro rata, as applicable, to the Servicer, the Owner Trustee, the Indenture Trustee and the Backup Servicer, if any;

(ii)     an amount equal to Class A Monthly Interest for the related Distribution Date plus an amount equal to any Class A Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class A Additional Interest for such Distribution Date plus any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Class A Noteholders;

(iii)     an amount equal to Class B Monthly Interest for the related Distribution Date plus an amount equal to any Class B Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class B Additional Interest for such Distribution Date plus any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Class B Noteholders;

(iv)     an amount equal to Class C Monthly Interest for the related Distribution Date plus an amount equal to any Class C Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class C Additional Interest for such Distribution Date plus any Class C Additional Interest previously due but not distributed to Class C Noteholders on a prior Distribution Date, shall be distributed to the Class C Noteholders;

(v)     an amount equal to Class D Monthly Interest for the related Distribution Date plus an amount equal to any Class D Interest Shortfall not distributed on a prior Distribution Date plus the amount of any Class D Additional Interest for such Distribution Date plus any Class D Additional Interest previously due but not distributed to Class D Noteholders on a prior Distribution Date, shall be distributed to the Class D Noteholders;

(vi)     an amount equal to the Series Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

(vii)     (A) an amount equal to the aggregate amount of Reduction Amounts plus Reallocated Principal Collections that under subsections 4.06(b) through (d) were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

(B) an amount equal to the aggregate amount of Transferor Reduction Amounts plus Transferor Available Principal Collections that under subsection 4.06(a) were used to fund the Class A Required Amount, the Class B Required Amount, the Class C Required Amount or the Class D Required Amount which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

(viii)     if an Early Redemption Event has occurred on or prior to such Distribution Date, an amount up to the Class A Note Principal Balance plus the Class B Note Principal Balance plus the Class C Note Principal Balance plus the Class D Note Principal Balance on such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

(ix)     an amount equal to the Program Expenses for such Distribution Date not paid in clause (i) above, plus the amount of any Program Expenses previously due but not distributed to the Owner Trustee or Indenture Trustee on a prior Distribution Date, shall be distributed, pro rata, as applicable, to the Owner Trustee and the Indenture Trustee;

(x)     the balance of such Available Finance Charge Collections shall be distributed to the Issuer and applied in accordance with the Trust Agreement.

(b)     On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed to the Issuer and applied in accordance with the Trust Agreement but only if the Collection Release Conditions are satisfied (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account and subject to subsection 8.02(e) of the Indenture.

(c)     On each Distribution Date with respect to a Controlled Redemption Period commencing on the Controlled Redemption Commencement Date, an amount equal to the Controlled Redemption Payment Amount deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

(i)     an amount, to the extent available, equal to the Class A Note Principal Balance shall be distributed to the Class A Noteholders;

(ii)     for each Distribution Date beginning on the Distribution Date on which the Class A Notes have been paid in full, an amount, to the extent available, equal to the Class B Note Principal Balance shall be distributed to the Class B Noteholders;

(iii)     for each Distribution Date beginning on the Distribution Date on which the Class B Notes have been paid in full, an amount, to the extent available, equal to the Class C Note Principal Balance shall be distributed to the Class C Noteholders;

(iv)     for each Distribution Date beginning on the Distribution Date on which the Class C Notes have been paid in full, an amount, to the extent available, equal to the Class D Note Principal Balance shall be distributed to the Class D Noteholders; and

(v)     for each Distribution Date beginning on the Distribution Date on which the Class D Notes are paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be distributed to the Issuer and applied in accordance with the Trust Agreement.

(d)     On each Distribution Date with respect to an Early Redemption Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be distributed in the following order of priority:

(i)     an amount, to the extent available, equal to the Class A Note Principal Balance shall be distributed to the Class A Noteholders;

(ii)     for each Distribution Date beginning on the Distribution Date on which the Class A Notes have been paid in full, an amount, to the extent available, equal to the Class B Note Principal Balance shall be distributed to the Class B Noteholders;

(iii)     for each Distribution Date beginning on the Distribution Date on which the Class B Notes have been paid in full, an amount, to the extent available, equal to the Class C Note Principal Balance shall be distributed to the Class C Noteholders;

(iv)     for each Distribution Date beginning on the Distribution Date on which the Class C Notes have been paid in full, an amount, to the extent available, equal to the Class D Note Principal Balance shall be distributed to the Class D Noteholders; and

(v)     for each Distribution Date beginning on the Distribution Date on which the Class D Notes are paid in full, an amount equal to the balance, if any, of such Available Principal Collections shall be distributed to the Issuer and applied in accordance with the Trust Agreement.

Section 4.05.     Defaulted Amounts; Reduction Amounts.

On each Determination Date, the Servicer shall calculate the Series Default Amount for the related Distribution Date. If, on any Distribution Date, the Series Default Amount for the related Monthly Period exceeds the Available Finance Charge Collections allocated and available to be applied for that purpose pursuant to subsection 4.04(a)(vi) for such Distribution Date,

(a) first, the Series Adjusted Subordinated Transferor Amount (after giving effect to any reductions for Transferor Available Principal Collections that under subsection 4.06(a) were used to fund the Class A Required Amount, the Class B Required Amount, the Class C Required Amount or the Class D Required Amount, on such Distribution Date), will be reduced, subject to the succeeding sentence, by the amount of such excess, but not by more than the Series Default Amount for such Distribution Date (a “Transferor Reduction Amount”). In the event that such reduction would cause the Series Adjusted Subordinated Transferor Amount to be a negative number, the Series Adjusted Subordinated Transferor Amount shall be reduced to zero. Transferor Reduction Amounts shall thereafter be reimbursed and the Series Adjusted Subordinated Transferor Amount increased (but not by an amount in excess of the aggregate unreimbursed Transferor Reduction Amounts) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.04(a)(vii)(B),

(b) second, in the event, the Series Adjusted Subordinated Transferor Amount has been reduced to zero in accordance with clause (a) above, the Allocation Amount (after giving effect to any reductions for Reallocated Principal Collections that under subsections 4.06(b) through (d) were used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount on such Distribution Date), will be reduced, subject to the succeeding sentence, by the amount of such excess, but not by more than the Series Default Amount for such Distribution Date (a “Reduction Amount”). In the event that such reduction would cause the Allocation Amount to be a negative number, the Allocation Amount shall be reduced to zero. Reduction Amounts shall thereafter be reimbursed and the Allocation Amount increased (but not by an amount in excess of the aggregate unreimbursed Reduction Amounts) on any Distribution Date by the amount of Available Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.04(a)(vii)(A).

Section 4.06.     Reallocated Principal Collections.

(a)     On each Distribution Date, prior to the application of Reallocated Principal Collections in accordance with subsections (b), (c) and (d) below, the Servicer shall direct the Paying Agent, by written instruction to the Paying Agent, to apply pursuant to the related Monthly Servicer Statement, Transferor Available Principal Collections with respect to such Distribution Date, to fund, in the following order of priority, the Class A Required Amount, the Class B Required Amount or the Class C Required Amount. On each Distribution Date, the Series Adjusted Subordinated Transferor Amount shall be reduced by the amount of Transferor Available Principal Collections used to fund the Class A Required Amount, the Class B Required Amount or the Class C Required Amount for such Distribution Date, but in any event the Series Adjusted Subordinated Transferor Amount shall not be reduced by operation of this subsection 4.06(a) to an amount less than zero.

(b)     On each Distribution Date, the Servicer shall direct the Paying Agent, by written instruction to the Paying Agent, to apply pursuant to the related Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date to fund the excess, if any, of the Class A Required Amount over the amount funded in accordance with subsection 4.06(a). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class A Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.06(b) to an amount less than the Class A Note Principal Balance.

(c)     On each Distribution Date, the Servicer shall direct the Paying Agent, by written instruction to the Paying Agent, to apply pursuant to the Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.06(b), to fund the excess, if any, of the Class B Required Amount over the amount funded in accordance with subsection 4.06(a). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class B Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.06(c) to an amount less than the sum of the Class A Note Principal Balance and the Class B Note Principal Balance.

(d)     On each Distribution Date, the Servicer shall direct the Paying Agent, by written instruction to the Paying Agent, to apply pursuant to the Monthly Servicer Statement, Reallocated Principal Collections with respect to such Distribution Date remaining after application in accordance with subsection 4.06(b), to fund the excess, if any, of the Class C Required Amount over the amount funded in accordance with subsection 4.06(a). On each Distribution Date, the Allocation Amount shall be reduced by the amount of Reallocated Principal Collections used to fund the Class C Required Amount for such Distribution Date, but in any event the Allocation Amount shall not be reduced by operation of this subsection 4.06(d) to an amount less than the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

Section 4.07.     Series 2019-One Distribution Account.

(a)     The Servicer shall establish and maintain, with the Paying Agent in the name of the Indenture Trustee, for the benefit of the Series 2019-One Noteholders, a Series Account (the “Series 2019-One Distribution Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2019-One Noteholders. The Series 2019-One Distribution Account shall be established and maintained with the Paying Agent on behalf of and in the name of the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2019-One Distribution Account and in all proceeds thereof. The Series 2019-One Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2019-One Noteholders. Funds on deposit in the Series 2019-One Distribution Account shall not be subject to investment. If at any time the Series 2019-One Distribution Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which the Series 2019-One Noteholders shall consent) establish a new Series 2019-One Distribution Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Series 2019-One Distribution Account.

(b)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall withdraw from the Collection Account and deposit into the Series 2019-One Distribution Account Collections of Finance Charge Receivables and Principal Receivables allocated to Series 2019-One on such Distribution Date for application pursuant to Section 4.04.

Section 4.08.     Optional Redemption.

(a)     On any Business Day after the termination of the Revolving Period, the Issuer may cause the Servicer to provide written notice to the Indenture Trustee and the Series 2019-One Noteholders (an “Optional Redemption Notice”) at least ten (10) Business Days prior to any Business Day (the “Optional Redemption Date”) stating its intention to cause a full redemption of the Series 2019-One Notes (an “Optional Redemption”). The Redemption Amount shall be paid from any Available Principal Collections or from the proceeds of the issuance of one or more new Series of Notes issued substantially contemporaneously with such full redemption (or any combination of the above).

(b)     The Issuer shall deposit the Redemption Amount into the Collection Account in same day funds on the Business Day prior to the Optional Redemption Date. Following the deposit of the Redemption Amount into the Collection Amount in accordance with the foregoing, the Allocation Amount for Series 2019-One shall be reduced to zero and following the payment in full of such Redemption Amount to the Series 2019-One Noteholders and other parties entitled to any of such amount, the Series 2019-One Noteholders shall have no further interest in the Trust Estate. The Redemption Amount shall be distributed as set forth in subsection 8.01(b).

ARTICLE V

Distributions and Reports to
Series 2019-One Noteholders

Section 5.01.     Distributions.

(a)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes.

(b)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class A Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Note Principal Balance on such date.

(c)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class B Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes.

(d)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class B Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Note Principal Balance on such date.

(e)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class C Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class C Notes.

(f)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class C Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class C Note Principal Balance on such date.

(g)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class D Noteholder (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class D Notes.

(h)     On each Special Payment Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each Class D Noteholder of record on the related Record Date (other than as provided in Section 10.02 of the Indenture) such amounts held by the Paying Agent that are allocated and available on such date to pay principal of the Class D Notes pursuant to this Supplement up to a maximum amount on any such date equal to the Class D Note Principal Balance on such date.

(i)     On each Distribution Date, the Paying Agent, solely in accordance with the Monthly Servicer Statement, shall distribute to each of the Servicer, Backup Servicer, Owner Trustee and the Indenture Trustee such amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay the Servicing Fee, the Backup Servicing Fee, the Program Fees and the Program Expenses, respectively.

(j)     The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Section 8.01 of the Transfer and Servicing Agreement, Section 5.05 of the Indenture and Section 8.01 of this Supplement.

(k)     Except as provided in Section 10.02 of the Indenture with respect to a final distribution, distributions to Series 2019-One Noteholders hereunder shall be made by wire transfer of same day funds to the account that has been designated by the applicable Noteholders not less than ten Business Days prior to such Distribution Date.

Section 5.02.     Reports and Statements to Series 2019-One Noteholders.

(a)     Not later than each Determination Date, the Servicer shall deliver to the Indenture Trustee and the Paying Agent (i) a statement substantially in the form of Exhibit E prepared by the Servicer (the “Monthly Servicer Statement”) and (ii) a certificate of a Servicing Officer substantially in the form attached thereto.

(b)     A copy of each statement or certificate provided pursuant to subsection 5.02(a) may be obtained by any Series 2019-One Noteholder or any beneficial owner thereof by a request in writing to the Servicer.

(c)     On or before January 31 of each calendar year, commencing in January 2020, the Paying Agent, on behalf of the Indenture Trustee, shall post to its website a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2019-One Noteholders, as set forth in paragraph (a) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2019-One Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

ARTICLE VI

Early Redemption Events; Events of Default

Section 6.01.     Early Redemption Events. If any one of the following events shall occur with respect to the Series 2019-One Notes:

(a)     (i) failure on the part of the Seller, the Transferor or the Issuer to make any payment or deposit required by the terms of any Transaction Document on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure on the part of the Seller, the Transferor or the Issuer duly to observe or perform any other covenants or agreements in any Transaction Document which continues unremedied for a period of thirty (30) days after the date on which the Seller, the Issuer or the Transferor, as applicable, obtains actual knowledge of such failure or on which written notice of such failure requiring the same to be remedied, shall have been given to the Seller, the Transferor or the Issuer by the Indenture Trustee, or to, the Seller, the Transferor, or to the Issuer and the Indenture Trustee by the Holders of not less than 50% of the aggregate outstanding principal balance of the Series 2019-One Notes;

(b)     any representation or warranty made by the Seller, the Transferor or the Issuer under any Transaction Document which continues to be incorrect for a period of thirty (30) days after the date on which the Seller, the Issuer or the Transferor, as applicable, obtains actual knowledge of such failure or on which written notice of such failure requiring the same to be remedied, shall have been given to the Seller, the Transferor or the Issuer by the Indenture Trustee, or to the Seller, the Transferor or the Issuer and the Indenture Trustee by the Holders of not less than 50% of the aggregate outstanding principal balance of the Series 2019-One Notes; provided, however, that an Early Redemption Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has replaced or accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

(c)     the occurrence of a Servicer Default;

(d)     the Transferor shall fail to cause the amount of the Transferor’s Interest, when measured in a manner consistent with the requirements of Regulation RR, to satisfy the requirements of Regulation RR as required by Section 10.05 of this Supplement;

(e)     any of the following occurs for any Monthly Period:

(i) the Three-Month Charge-Off Rate exceeds [*****]%;

(ii) the Three-Month Monthly Principal Payment Rate is less than [*****]%;

(iii) the Three-Month Excess Spread Percentage is less than [*****]%; or

(f)     the occurrence and continuation of any Event of Default (as such term is defined in the Indenture);

(h)      the Class A Note Principal Balance, the Class B Note Principal Balance, the Class C Note Principal Balance and the Class D Note Principal Balance shall not be paid in full on the Scheduled Final Payment Date for such Class of Notes;

(i)     an Insolvency Event with respect to Atlanticus Holdings Corporation occurs;

(j)     no Account Owner is originating Receivables that are sold and transferred from the Seller to the Transferor and subsequently sold and transferred from the Transferor to the Issuer; or

(k)     the Issuer becomes taxable as an association or a publicly traded partnership taxable as a corporation under the Code;

then, in the case of any event described above other than in subparagraph (f) after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee at the direction of the Holders of not less than 50% of the aggregate outstanding principal balance of the Series 2019-One Notes or such Holders, by notice then given in writing to the Issuer, the Servicer and the Indenture Trustee may declare that an Early Redemption Event has occurred with respect to Series 2019-One as of the date of such notice, and, in the case of any event described in subparagraph (f), an Early Redemption Event shall occur with respect to Series 2019-One without any notice or other action on the part of the Indenture Trustee or the Series 2019-One Noteholders immediately upon the occurrence of such event, unless such Early Redemption Event is waived by the Holders of not less than 50% of the aggregate outstanding principal balance of the Series 2019-One Notes, by notice given in writing to the Indenture Trustee, the Issuer and the Servicer. The Indenture Trustee shall provide prompt written notice to each Rating Agency upon the occurrence and continuation of an Early Redemption Event of which a Responsible Officer of the Indenture Trustee has actual knowledge.

Section 6.02     Series 2019-One Event of Default. An “Event of Default” with respect to any Series 2019-One Note means the occurrence of the following event (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): [*****].

The Issuer shall deliver to the Indenture Trustee, within five (5) days after the occurrence of any Event of Default with respect to Series 2019-One, written notice in the form of an Officer’s Certificate of the Issuer of such Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

Sections 5.03(a) and (c) of the Indenture shall be applicable to the Event of Default described in the first paragraph of this Section 6.02 above.

ARTICLE VII

Administrative Redemption; Series Termination

Section 7.01.     Administrative Redemption.

(a)     On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the Initial Note Principal Balance at any time on or after the Closing Date, the Servicer shall have the option to redeem the Series 2019-One Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

(b)     The Servicer shall give the Issuer and the Indenture Trustee at least thirty (30) days prior written notice of the date on which the Servicer intends to exercise such redemption option. The Servicer shall deposit the Redemption Amount into the Collection Account in same day funds on the Business Day prior to such scheduled redemption. Such redemption option is subject to payment in full of the Redemption Amount. Following the deposit of the Redemption Amount into the Collection Amount in accordance with the foregoing, the Allocation Amount for Series 2019-One shall be reduced to zero and following the payment in full of such Redemption Amount to the Series 2019-One Noteholders and other parties entitled to any of such amount, the Series 2019-One Noteholders shall have no further interest in the Trust Estate. The Redemption Amount shall be distributed as set forth in subsection 8.01(b).

Section 7.02.     Repayment.

The Series 2019-One Notes shall be due and payable in full on the Stated Maturity Date.

ARTICLE VIII

Redemption of Series 2019-One Notes; Final Distributions

Section 8.01.     Sale of Receivables or Redemption of the Notes pursuant to Section 2.04(c) or 8.01 of the Transfer and Servicing Agreement and Sections 5.05 and 5.17 of the Indenture and Section 7.01 of this Supplement.

(a)    (i)    The amount to be paid by the Transferor with respect to Series 2019-One in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.04(c) of the Transfer and Servicing Agreement shall equal the Redemption Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

(ii)     The amount to be paid by the Transferor with respect to Series 2019-One in connection with any purchase of the Notes, pursuant to the Transferor’s exercise of its right of first refusal contained in Section 8.01 of the Transfer and Servicing Agreement shall be an amount equal to the Redemption Amount for the Distribution Date of any such purchase.

(b)     With respect to the Redemption Amount deposited into the Collection Account pursuant to Section 7.01 or subsection 8.01(a) or any amounts allocable to the Series 2019-One Notes deposited into the Collection Account pursuant to Sections 5.05 and 5.17 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 2:30 p.m., New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in same day funds solely in accordance with the Monthly Servicer Statement:

i.

the Class A Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date, (C) any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders;

ii.

the Class B Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date, (C) any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class B Noteholders;

iii.

the Class C Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, (C) any Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class C Noteholders;

iv.

the Class D Note Principal Balance on such Distribution Date plus an amount equal to the sum of (A) the Class D Monthly Interest for such Distribution Date, (B) any Class D Monthly Interest previously due but not distributed to the Class D Noteholders on a prior Distribution Date, (C) any Class D Additional Interest for such Distribution Date and any Class D Additional Interest previously due but not distributed to the Class D Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class D Noteholders;

v.

the Series 2019-One Monthly Fees previously due but not distributed shall be distributed to the Paying Agent for payment to the Servicer, the Backup Servicer, the Indenture Trustee and the Owner Trustee.

(c)     Notwithstanding anything to the contrary in this Supplement or the Indenture, all amounts distributed to the Paying Agent pursuant to subsection 8.01(b) for payment to the Series 2019-One Noteholders shall be deemed distributed in full to the Series 2019-One Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and the Series 2019-One Notes shall be deemed to be no longer Outstanding as such term is defined in Section 1.01 of the Indenture.

ARTICLE IX

The Series 2019-One Notes; Private Placement; Representations and Warranties; Transfer Restrictions; Withholding

Section 9.01.     Form of Delivery of Series 2019-One Notes; Denominations.

(a)     The Series 2019-One Notes shall be substantially in the form attached hereto as Exhibits A, B , C and D, respectively and shall be delivered as Book-Entry Notes. The Class A Notes shall be in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class B Notes, the Class C Notes and the Class D Notes shall be delivered in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof. The Indenture Trustee shall authenticate the Series 2019-One Notes upon the written order of the Issuer as provided in Section 2.03 of the Indenture.

(b)     The Depositary for the Series 2019-One Notes shall be The Depository Trust Company and the Series 2019-One Notes shall be initially registered in the name of Cede & Co., its nominee, and will initially be held by the Indenture Trustee as custodian for The Depository Trust Company.

Section 9.02.     Private Placement of Securities.

The Series 2019-One Notes have not been registered under the Securities Act or any state securities law. No transfer of any Series 2019-One Note shall be made except in accordance with Sections 9.03 and 9.04 of this Supplement. The Series 2019-One Notes shall bear a legend to the effect set forth in Exhibits A, B, C and D. Neither the Issuer nor the Indenture Trustee is obligated to register the Series 2019-One Notes under the Securities Act or to take any other action not otherwise required under this Supplement or the Indenture to permit the transfer of the Series 2019-One Notes without registration.

Section 9.03.     Representations, Warranties and Agreements of Noteholders.

Each purchaser of a Class A Note, Class B Note Class C Note or Class D Note will be deemed to have acknowledged, represented, warranted and agreed by its purchase of a Class A Note, Class B Note, Class C Note or Class D Note, as follows:

(a)     that (i) is a QIB, (ii) is aware that the sale of the Series 2019-One Notes to it is being made in reliance on the exemption from registration provided by Rule 144A, and (iii) is acquiring the Series 2019-One Notes for its own account or for one or more accounts, each of which is a QIB, and as to each of which it exercises sole investment discretion, and in a principal amount of not less than the minimum denomination of such Series 2019-One Note for it and for each such account. Any purported transfer of the Series 2019-One Notes to a purchaser that does not comply with the requirements of this paragraph shall be null and void ab initio. The Issuer may sell any Series 2019-One Notes acquired in violation of the foregoing at the cost and risk of the purported owner;

(b)     it understands that each Class A Note, Class B Note, Class C Note or Class D Note will bear a legend set forth on the forms included as Exhibits A, B, C or D respectively;

(c)     it understands that the Series 2019-One Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, none of the Series 2019-One Notes have been or will be registered under the Securities Act, and, if in the future the transferee decides to offer, resell, pledge or otherwise transfer the Series 2019-One Notes, such Series 2019-One Notes may only be offered, resold, pledged or otherwise transferred in accordance with the Indenture and the applicable legend on such Series 2019-One Notes set forth above. The transferee acknowledges that the Issuer makes no representation as to the availability of any exemption under the Securities Act or any applicable state securities laws for resale of the Notes;

(d)     it understands that an investment in the Series 2019-One Notes involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The transferee has had access to this offering memorandum and all other documents and information concerning the Indenture Trustee, the Note Registrar, the Paying Agent, the Seller, the Servicer, the Issuer, the Receivables and the Series 2019-A Notes as it deemed necessary and appropriate in order to make an informed investment decision with respect to its purchase of the Series 2019-One Notes, including an opportunity to ask questions of and request information from the Issuer and the Servicer. The transferee has such knowledge and experience in financial and business matters and expertise in assessing financial risk, that it is capable of evaluating the merits, risks and suitability of its investment in the Series 2019-One Notes and understands that the Issuer has not requested any credit rating from a rating agency for any Series 2019-A Notes, and the transferee and any accounts for which it is acting are each able to bear the economic risk of the holder’s or of its investment;

(e)      (i) it understands that none of the Issuer, the Servicer, the Note Registrar, the Paying Agent, nor the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the transferee, (ii) it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Servicer, the Note Registrar, the Paying Agent or the Indenture Trustee other than in the most current offering memorandum for such Series 2019-One Notes, (iii) it understand that none of the Issuer, the Servicer, the Note Registrar, the Paying Agent nor the Indenture Trustee has given to the transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Series 2019-One Notes, (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Servicer, the Note Registrar, the Paying Agent or the Indenture Trustee, (v) it has determined that the rates, prices or amounts and other terms of the purchase and sale of the Series 2019-One Notes reflect those in the relevant market for similar transactions, (vi) it is purchasing the Series 2019-One Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (vii) it is a sophisticated investor familiar with transactions similar to its investment in the Series 2019-One Notes;

(f)     (i) if it is acquiring (and any fiduciary acting on its behalf) of a beneficial interest in an Series 2019-One Note that is represented by a book-entry note, by its acquisition thereof, will be deemed to have represented, and each noteholder (and any fiduciary acting on behalf of a noteholder) of an Series 2019-One Note that is a definitive note will represent, to the Issuer, the Indenture Trustee, the Note Registrar, the Paying Agent and the Servicer that for so long as it holds such Series 2019-One Note (or a beneficial interest therein) either (A) it is not (and will not be) a Benefit Plan or any non-U.S. plan, governmental plan (as defined in Section 3(32) of ERISA, or a church plan (as defined in Section 3(33) of ERISA) that is subject to Similar Law, and that it is not (and will not be) acquiring or holding such Series 2019-One Note (or any interest therein) on behalf of, as a fiduciary of, as trustee of, or with, the assets of, a Benefit Plan or any non-U.S. plan, governmental plan (as defined in Section 3(32) of ERISA, or a church plan (as defined in Section 3(33) of ERISA) that is subject to Similar Law, or (B) its acquisition, holding and disposition of such Series 2019-One Note (or any interest therein) will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (in the case of a Class A Note) or a violation of any Similar Law.

(g)     It understands that any purported transfer of the Series 2019-One Notes or any interest in an Series 2019-One Note to a transferee that does not comply with the requirements of this paragraph shall be null and void ab initio. The Issuer may sell any Series 2019-One Notes acquired in violation of the foregoing at the cost and risk of the purported owner.

(h)     it acknowledges that it is not acquiring any Class A Note, Class B Note, Class C Note or Class D Note with a view to the resale, distribution, or other disposition thereof in violation of the Securities Act;

(i)     it will provide notice to each person to whom it proposes to transfer any interest in the Series 2019-One Notes of the transfer restrictions and representations set forth in this Supplement, including the exhibits thereto.

(j)     it acknowledges that the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes do not represent deposits with or other liabilities of the Indenture Trustee, the Servicer, the Note Registrar, the Paying Agent or any entity related to any of them (other than the Issuer) or any other purchaser of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes and unless otherwise expressly provided in the Indenture, each of the Indenture Trustee, the Servicer, any entity related to any of them and any other purchaser of Series 2019-One Notes will not, in any way, be responsible for or stand behind the capital value or the performance of the Series-2019-One Notes or the assets held by the Issuer; it acknowledges that acquisition of Notes involves investment risks including prepayment and interest rate risks, possible delay in repayment and loss of income and principal invested;

(k)     it acknowledges that the Indenture Trustee, the Note Registrar, the Paying Agent, the Seller, the Servicer, the Issuer and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements made or deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Indenture Trustee;

(l)     if it is acting as a nominee or in a similar capacity, represents and agrees that no beneficial owner for which it is acting as a nominee owns less than the minimum denomination for such Series 2019-One Note;

(m)     it will strictly comply with Section 3.16 of the Indenture as to treatment of the Series 2019-One Notes as indebtedness of the Issuer for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as provided in Section 3.16 of the Indenture; and

(n)     (i) it has not acquired and shall not sell, trade or transfer any interest in the Series 2019-One Note, nor cause any interest in the Series 2019-One Note to be marketed, readily available or readily tradeable, on or through either (A) an “established securities market” within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Series 2019-One Note are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Series 2019-One Note and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others), and (ii) either (A) it is not, and will not become, a partnership, Subchapter S corporation, grantor trust or an entity disregarded as a separate entity from any such entity for U.S. federal income tax purposes or (B) it is such an entity, but (x) none of the direct or indirect beneficial owners of any of the interests in the Series 2019-One Note have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Issuer may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to the transferee’s ownership of Series 2019-One Notes and any other interests in the Issuer and (y) it is not and will not be a principal purpose of the arrangement involving the beneficial interest in any Series 2019-One Notes to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.

Section 9.04.     Transfer Restrictions.

(a)      No Class A Note, Class B Note, Class C Note or Class D Note may be transferred unless it is transferred in compliance with Section 9.03 and (i) to the Issuer, or (ii) pursuant to Rule 144A under the Securities Act in each case, in compliance with any applicable state securities or “blue sky” laws.

(b)     Any transfer, resale, pledge or other transfer of the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes contrary to the restrictions set forth in Section 9.03 and in this Supplement and the Indenture shall be deemed void ab initio by the Indenture Trustee, notwithstanding any instructions to the contrary to the Issuer, the Indenture Trustee, the Note Registrar or any intermediary. If at any time the Issuer determines or is notified that holder of a Series 2019-One Note or a beneficial owner of a Series 2019-One Note, as the case may be, was in breach, at the time given, of any of the representations set forth herein, the Issuer may consider the acquisition of such Series 2019-One Note or such beneficial interest in such Series 2019-One Note void ab initio and require that such Series 2019-One Note or such beneficial interest therein be transferred to a person designated by the Issuer. If the transferee fails to transfer such Series 2019-One Note or such beneficial interests in such Series 2019-One Note within thirty (30) days after notice of the voided transfer, then the Issuer shall cause such holder’s interest or beneficial owner’s interest in such Series 2019-One Note to be transferred in a commercially reasonable sale arranged by the Issuer (conducted by the Issuer or an agent of the Issuer in accordance with Section 9-610(b) of the UCC as applied to securities that are sold on a recognized market or that may decline speedily in value) to a person that certifies to the Indenture Trustee, the Note Registrar and the Issuer, in connection with such transfer, that such person is a QIB.

Section 9.05.     Withholding.

Prior to the first Distribution Date, and at any subsequent time as required by applicable Requirements of Law, (i) each holder of a Series 2019-One Note shall deliver to the Paying Agent and the Issuer a correct, complete and properly executed U.S. IRS Form W-9, W-8BEN, W-8BEN-E, W-8ECI, W-8IMY (with applicable supporting documentation) or W-8EXP, or any successor form, as applicable (“Noteholder Tax Identification Information”) and (ii) each holder of a Series 2019-One Note shall deliver to the Paying Agent and the Issuer any documentation that is required under FATCA or is otherwise necessary (in the sole determination of the Issuer, the Paying Agent and the Indenture Trustee or other agent of the Issuer, as applicable) to enable the Issuer, the Paying Agent and any other agent of the Issuer to comply with their obligations under FATCA and to determine that such holder of a Series 2019-One Note (or holder of any beneficial interest in a Series 2019-One Note) has complied with its obligations under FATCA, or to determine the amount to deduct and withhold from a payment (“Noteholder FATCA Information”).

Each holder of a Series 2019-One Note or an interest therein, by acceptance of such Series 2019-One Note or such interest in such Series 2019-One Note, will be deemed to have agreed to provide the Issuer, the Paying Agent and the Indenture Trustee with the Noteholder Tax Identification Information and, to the extent applicable, the Noteholder FATCA Information.  In addition, each holder of a Series 2019-One Note or an interest therein will be deemed to understand that the Indenture Trustee, the Paying Agent and any other agent of the Issuer may withhold interest and principal payable with respect to a Series 2019-One Note (without any corresponding gross-up) on any holder of a Series 2019-One Note or beneficial owner of an interest in a Series 2019-One Note that fails to comply with the foregoing requirements.

Section 9.06.     Paired Series. With prior written notice to the Indenture Trustee, prior to the start of the Early Redemption Period, the Series 2019-One Notes may be paired with one or more other Series such that the allocation amount of the paired Series will increase proportionately to the decrease in the Adjusted Allocation Amount for Series 2019-One (each, a “Paired Series”); provided that no Series shall be deemed to be a Paired Series with Series 2019-One unless the related Indenture Supplement shall explicitly state that it is a Paired Series with Series 2019-One.

ARTICLE X

Miscellaneous Provisions

Section 10.01.     Ratification of Agreement. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 10.02.     Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 10.03.     Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 10.03 SHALL AFFECT THE RIGHT OF ANY PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

Section 10.04.     Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement, (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any Indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other document to which the Issuer is a party.

Section 10.05.     Measuring the Transferor’s Interest for Purposes of Regulation RR. In order to facilitate compliance with Regulation RR, the Servicer shall, on each Measurement Date and on the issuance date of any Notes under the Indenture, measure the interest of the Transferor in the Transferred Assets represented by the Transferor Certificate (the “Transferor’s Interest”) in a manner consistent with the requirements of Regulation RR. If on any Measurement Date the amount of the Transferor’s Interest, when measured in a manner consistent with the requirements of Regulation RR, does not satisfy the requirements of Regulation RR, the Transferor shall cause the amount of the Transferor’s Interest, when measured in a manner consistent with the requirements of Regulation RR, to satisfy the requirements of Regulation RR as soon as practicable thereafter but, in any event, no later than the immediately subsequent Measurement Date. For purposes of this Section 10.05, the Transferor’s Interest shall constitute a “seller’s interest” for purposes of Regulation RR.

The Servicer shall indicate in each Monthly Servicer Statement whether the amount of the Transferor’s Interest, when measured in a manner consistent with the requirements of Regulation RR, satisfies the requirements of Regulation RR.

In no event shall the Indenture Trustee have any responsibility to monitor compliance with or enforce compliance with Regulation RR. The Indenture Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Noteholder or other party for violation of such rules now or hereinafter in effect.

Section 10.06.     Excess Concentration Amount.

(a) As of the first day of any Monthly Period, an amount of Principal Receivables equal to the sum, without duplication, of the following amounts shall constitute the “Excess Concentration Amount” for such Monthly Period:

(i)     [*****]; and

(ii)     [*****].

(b) At the option of the Transferor, any Receivables which constitute Excess Concentration Amounts shall be treated as Ineligible Receivables in accordance with Section 2.05 of the Transfer and Servicing Agreement.

Section 10.07.        The Indenture Trustee. The Indenture Trustee shall be entitled to the same rights, protections and indemnities under this Supplement that it is provided under the Indenture.

Section 10.08.        Additional Covenant.    The Issuer and Servicer agree that funds on deposit in the Special Funding Account shall only be invested in Eligible Investments described in clauses (a) through (g) of the definition thereof.

IN WITNESS WHEREOF, the Issuer, the Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

PERIMETER MASTER NOTE BUSINESS TRUST, Issuer

By: Wilmington Trust, National association
not in its individual capacity, but solely as Owner Trustee

By:	/s/ Nancy E. Hagner
Name: Nancy E. Hagner Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Mirtza J. Escobar
Name: Mirtza J. Escobar Title: Vice President

ACCESS FINANCING, LLC, Servicer

By:	/s/ Brian Stone
Name: Brian Stone Title: President

[Signature Page to Series 2019-One Indenture Supplement]

TABLE OF CONTENTS

Page

ARTICLE I
Creation of the Series 2019-One Notes
Section 1.01.	Designation	1
ARTICLE II
Definitions
Section 2.01.	Definitions	2
ARTICLE III
Fees
Section 3.01.	Servicing Compensation; Backup Servicing Fee	14
ARTICLE IV
Rights of Series 2019-One Noteholders and Allocation and Application of Collections

ARTICLE VI
Early Redemption Events; Events of Default
Section 6.01.	Early Redemption Events	27
Section 6.01.	Series 2019-One Event of Default	28

ARTICLE VII Administrative Redemption; Series Termination
Section 7.01.	Administrative Redemption	29
Section 7.02.	Repayment	29

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TABLE OF CONTENTS

(continued)

                                         Page

ARTICLE VIII Redemption of Series 2019-One Notes; Final Distributions
Section 8.01.	Sale of Receivables or Redemption of the Notes pursuant to Section 2.04(c) or 8.01 of the Transfer and Servicing Agreement and Sections 5.05 and 5.17 of the Indenture and Section 7.01 of this Supplement	29

ARTICLE IX The Series 2019-One Notes; Private Placement; Representations and Warranties; Transfer Restrictions; Withholding
Section 9.01.	Form of Delivery of the Series 2019-One Notes; Denominations	31
Section 9.02.	Private Placement of Securities	31
Section 9.03.	Representations, Warranties and Agreements of Noteholders	31
Section 9.04.	Transfer Restrictions	34
Section 9.05.	Withholding	35
Section 9.05.	Paired Series	36

ARTICLE X Miscellaneous Provisions
Section 10.01.	Ratification of Agreement	36
Section 10.02.	Counterparts	36
Section 10.03.	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial	36
Section 10.04.	Limitation of Liability	37
Section 10.05.	Measuring the Transferor’s Interest for purposes of Regulation RR	37
Section 10.06.	Excess Concentration Amounts	38
Section 10.07.	The Indenture Trustee	38
Section 10.08.	Additional Covenant	38

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